UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  FEBRUARY 2000




NOTE BALANCE RECONCILIATION                                                     DOLLARS
                                                      CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4
                                                    -------------    -------------   -------------    -------------
Original Note Balances                              58,575,000.00    82,125,000.00   66,050,000.00    77,781,000.00
Beginning Period Note Balances                      31,790,058.68    82,125,000.00   66,050,000.00    77,781,000.00
Principal Collections - Scheduled Payments           3,048,482.72                -               -                -
Principal Collections - Payoffs                      2,796,545.72                -               -                -
Principal Withdrawal from Payahead                       2,173.45                -               -                -
Gross Principal Charge Offs                            653,875.01                -               -                -
Repurchases                                                     -                -               -                -
Accelerated Principal                                           -                -               -                -
Principal shortfall, up to Accelerated Principal                -                -               -                -
Total Principal to be Distributed                    6,501,076.90                -               -                -
                                                    -------------    -------------   -------------    -------------
Ending Note Balances                                25,288,981.78    82,125,000.00   66,050,000.00    77,781,000.00
                                                    =============    =============   =============    =============

Note Factor                                             0.4317368        1.0000000       1.0000000        1.0000000
Interest Rate                                             6.12875%          6.4500%         6.6700%           6.850%


NOTE BALANCE RECONCILIATION                                                                NUMBERS
                                                         CLASS B             TOTAL
Original Note Balances                                 18,161,808.00   302,692,808.00       24,594
Beginning Period Note Balances                         18,161,808.00   275,907,866.68       20,276
Principal Collections - Scheduled Payments                         -     3,048,482.72
Principal Collections - Payoffs                                    -     2,796,545.72          375
Principal Withdrawal from Payahead                                 -         2,173.45            0
Gross Principal Charge Offs                                        -       653,875.01           45
Repurchases                                                        -                -            0
Accelerated Principal                                              -
Principal shortfall, up to Accelerated Principal                   -
Total Principal to be Distributed                                  -     6,501,076.90
                                                       -------------   --------------       ------
Ending Note Balances                                   18,161,808.00   269,406,789.78       19,856
                                                       =============   ==============       ======


Note Factor                                                1.0000000        0.8900337
Interest Rate                                                  7.070%          6.5758%



PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                           302,692,808.32
Beginning Period Principal Balance                                   279,572,125.14
Principal Collections - Scheduled Payments                             3,685,812.78
Principal Collections - Payoffs                                        2,796,545.72
Principal Withdrawal from Payahead                                         2,173.45
Gross Principal Charge Offs                                              653,875.01
Repurchases                                                                       -
                                                                     --------------
Ending Principal Balance                                             272,433,718.18
                                                                     ==============
Ending Note Balances                                                 269,406,789.78
                                                                     ==============
Tail not sold                                                                  0.32
                                                                     ==============
Cumulative Accelerate Principal                                        3,026,928.08
                                                                     ==============


CASH FLOW RECONCILIATION

Principal Wired                                                        6,487,973.49
Interest Wired                                                         2,875,660.52
Withdrawal from Payahead Account                                           2,809.93
Repurchases (Principal and Interest)                                              -
Charge Off Recoveries                                                     32,425.23
Interest Advances                                                         85,876.00
Collection Account Interest Earned                                        28,151.96
Spread Account Withdrawal                                                         -
Policy Draw for Principal or Interest                                             -
                                                                     --------------

Total Cash Flow                                                        9,512,897.13
                                                                     ==============


TRUSTEE DISTRIBUTION(3/8/00)

Total Cash Flow                                                        9,512,897.13
Unrecovered Advances on Defaulted Receivables                             25,176.76
Servicing Fee (Due and Unpaid)                                                    -
Interest to Class A-1 Noteholders, including any overdue amounts         156,949.07
Interest to Class A-2 Noteholders, including any overdue amounts         441,421.88
Interest to Class A-3 Noteholders, including any overdue amounts         367,127.92
Interest to Class A-4 Noteholders, including any overdue amounts         443,999.88
Interest to Class B Noteholders, including any overdue amounts           107,003.32
Principal to Class A-1 Noteholders, including any overdue amounts      6,501,076.90
Principal to Class A-2 Noteholders, including any overdue amounts                 -
Principal to Class A-3 Noteholders, including any overdue amounts                 -
Principal to Class A-4 Noteholders, including any overdue amounts                 -
Principal to Class B Noteholders, including any overdue amounts                   -
Insurance Premium                                                         33,338.87
Interest Advance Recoveries from Payments                                 54,904.33
Unreimbursed draws on the Policy forPrincipal or Interest                         -
Deposit to Payahead                                                        5,793.43
Payahead Account Interest to Servicer                                         57.44
Excess                                                                 1,376,047.33
                                                                     --------------

Net Cash                                                                          -
                                                                     ==============

Servicing Fee Retained from Interest Collections                         232,976.77


SPREAD ACCOUNT RECONCILIATION

Original Balance                                                         756,732.02
Beginning Balance                                                        756,732.02
Trustee Distribution of Excess                                         1,376,047.33
Interest Earned                                                            3,447.64
Spread Account Draws                                                              -
Reimbursement for Prior Spread Account Draws                                      -
Distribution of Funds to Servicer                                                 -
                                                                     --------------
Ending Balance                                                         2,136,226.99
                                                                     ==============

Required Balance                                                       3,026,928.08

FIRST LOSS PROTECTION AMOUNT RECONCILIATION

Original Balance                                                      12,107,712.33
Beginning Balance                                                      8,510,293.35
Reduction Due to Spread Account                                                   -
Reduction Due to Accelerated Principal                                (1,482,728.15)
Reduction Due to Principal Reduction                                    (265,670.35)
                                                                     --------------
Ending Balance                                                         6,761,894.85
                                                                     ==============

First Loss Protection Required Amount                                  6,761,894.85
First Loss Protection Fee %                                                    2.00%
First Loss Protection Fee                                                 10,894.16


POLICY RECONCILIATION

Original Balance                                                     302,692,808.00
Beginning Balance                                                    276,946,259.28
Draws                                                                             -
Reimbursement of Prior Draws                                                      -
                                                                     --------------
Ending Balance                                                       276,946,259.28
                                                                     ==============

Adjusted Ending Balance Based Upon Required Balance                  269,020,041.63
                                                                     ==============
Required Balance                                                     269,020,041.63


PAYAHEAD RECONCILIATION

Beginning Balance                                                         12,789.59
Deposit                                                                    5,793.43
Payahead Interest                                                             57.44
Withdrawal                                                                 2,809.93
                                                                     --------------
Ending Balance                                                            15,830.53
                                                                     ==============


CURRENT DELINQUENCY
                                            PRINCIPAL      % OF ENDING
    # PAYMENTS DELINQUENT      NUMBER        BALANCE      POOL BALANCE
    ---------------------      ------        -------      ------------
1 Payment                        306      3,766,421.35        1.40%
2 Payments                       160      2,112,938.37        0.78%
3 Payments                        76        994,672.67        0.37%
                                 ---      ------------        ----
Total                            542      6,874,032.39        2.55%
                                 ===      ============        ====



DELINQUENCY RATE (60+)
                                                     RECEIVABLE
                                   END OF PERIOD     DELINQUENCY
   PERIOD           BALANCE        POOL BALANCE         RATE
   ------           -------        ------------         ----
Current           3,107,611.04    269,406,789.78        1.15%
1st Previous      2,516,295.15    275,907,866.68        0.91%
2nd Previous      1,128,227.55    284,032,353.61        0.40%


NET LOSS RATE

                                                                                            DEFAULTED
                                                LIQUIDATION                 AVERAGE         NET LOSS
   PERIOD                           BALANCE       PROCEEDS                POOL BALANCE     (ANNUALIZED)
   ------                           -------       --------                ------------     ------------
Current                            653,875.01     32,425.23            272,657,328.23          2.74%
1st Previous                       170,840.87      3,444.78            279,970,110.15          0.72%
2nd Previous                        11,129.91        590.97            288,392,471.52          0.04%

Gross Cumulative Charge Offs       836,571.91       Number of Repossessions                       43
Gross Liquidation Proceeds          37,375.64       Number of Inventoried Autos EOM               49
Net Cumulative Loss Percentage           0.26%      Amount of Inventoried Autos EOM       330,001.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)            0.16%
Trigger                                  0.60%
Status                                   OK


EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                             EXCESS       END OF PERIOD     PERCENTAGE
   PERIOD                    YIELD        POOL BALANCE     (ANNUALIZED)
   ------                    -----        ------------     ------------
Current                  1,461,979.29     269,406,789.78        6.51%
1st Previous             1,529,321.81     275,907,866.68        6.65%
2nd Previous             1,602,355.82     284,032,353.61        6.77%
3rd Previous               616,787.52     292,752,589.42        2.53%
4th Previous                        -                  -        0.00%
5th Previous                        -                  -        0.00%

                                               CURRENT
                                                LEVEL   TRIGGER    STATUS
                                                -----   -------    ------
Six Month Average Excess Yield                   N/A     1.50%       N/A

Trigger Hit in Current or any Previous Month                         NO




DATE: 3/6/00                                            /s/ Ashley Vukovits
                                                        ------------------------
                                                        ASHLEY VUKOVITS
                                                        FINANCE OFFICER